                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 1997


                               NCC INDUSTRIES, INC.


             (Exact name of registrant as specified in its charter)


                                    Delaware
                   (State or other jurisdiction of incorporation)


        0-3305                                         62-0643336
(Commission File Number)                  (I.R.S. Employer Identification No.)



165 Main Street, Cortland, New York                               13045-5428
(Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code:  (607) 756-2841



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 3.   Bankruptcy or Reorganization.

     NCC Industries, Inc. (the "Registrant") hereby incorporates by reference the description of the matters set forth in its press release dated July 22, 1997 (such press release being Exhibit 99.1 attached hereto).


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          99.1 Press Release of Registrant dated July 22, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  NCC INDUSTRIES, INC.



Dated: July 29, 1997              By:/s/ Elizabeth Coleman
                                     ---------------------
                                     Elizabeth Coleman
                                     Chairman of the Board and
                                     Chief Executive Officer


                                     -3-